UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2007
CSB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio	44654

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 674-9015
Not Applicable
(Former Name or former address if changed since last report)
Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On April 27, 2007, the Board of Directors of CSB Bancorp, Inc., at its annual organizational meeting, elected Mr. John R. Waltman as Chairman of the Board of CSB Bancorp, Inc.  Mr. Waltman, an attorney, has been a Director of CSB Bancorp, Inc. since June 2001 and has served on various committees of the Board of Directors of CSB Bancorp, Inc.
Mr. Robert K. Baker, the Company’s Chairman of the Board from April 24, 2003 to April 27, 2007 continues to serve as a member of the Board of Directors. Mr. Baker serves on the Board’s Audit Committee and will serve as Chairman of the Compensation Committee for the coming year.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB BANCORP, INC.
Date: May 1, 2007	By:	/s/ EDDIE L. STEINER
Eddie L. Steiner
President and Chief Executive Officer